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
Hotel All-Loans
                                                                                           11/1/96
 Control_Number        Property_Name                           Property_Type     Current_Loan_Amount
    CNTRL_NU           PROPNAME                                MAJORTYPE2        CURRBAL
----------------------------------------------------------------------------------------------------------
       112             Days Inn - Flagstaff                    Hospitality              1,645,843.44
       156             Comfort Inn - Mt. Airy                  Hospitality              2,596,631.23
       168             Comfort Inn - Simpsonville              Hospitality              2,500,000.00
       260             Homestead Lodge                         Hospitality              2,094,256.70
       282             Super 8 Motel                           Hospitality              1,645,658.69
       307             Shilo Inn-Portland Airport/I-205        Hospitality             14,729,334.62
       299             Shilo Inn-Salem Suites                  Hospitality              5,462,336.30
       303             Shilo Inn-Seaside Oceanfront Resort     Hospitality              9,496,676.08
       300             Shilo Inn-Tacoma                        Hospitality              6,760,514.94
       350             Horwitz-Ramada Inn - Beaverton          Hospitality              4,900,000.00
       351             Horwitz-Ramada Inn - Corvallis          Hospitality              5,750,000.00
       352             Horwitz-Ramada Inn - Portland           Hospitality              7,800,000.00
       353             Ramada Inn - Seattle                    Hospitality              7,850,000.00
       331             Holiday Inn Express                     Hospitality              2,800,000.00
       316             Howard Johnson - Delk Road              Hospitality              2,500,000.00
       291             Days Inn Six Flags                      Hospitality              1,797,705.42
       334             Comfort Inn - Panama City               Hospitality              3,161,000.00
       289             Days Inn North                          Hospitality              1,720,000.00
       296             Days Inn South                          Hospitality              2,300,000.00
       348             Comfort Inn Columbia                    Hospitality              1,850,000.00
       349             Comfort Inn Sugar Creek                 Hospitality              2,200,000.00
       345             Estes - Best Western - Orlando          Hospitality             21,000,000.00
       342             Estes - Hojo Main Gate - Kissimmee      Hospitality              5,110,000.00
                                                                                ------------------------
                                                                              23       117,469,957.43


Amortization_Term    Loan_Term   Remaining_Amort    Remaining_Term
     AMORT             TERM         REMAMORT           REMTERM

---------------------------------------------------------------------
      240               120           238                118
      240               120           239                119
      180               180           180                180
      240               240           238                238
      240               240           238                238
      240               240           239                239
      240               240           239                239
      240               240           239                239
      240               240           239                239
      240               240           240                240
      252               252           252                252
      240               240           240                240
      264               264           264                264
      240               240           240                240
      240               180           240                180
      240               240           239                239
      240               240           240                240
      240               240           240                240
      240               240           240                240
      240               240           240                240
      240               240           240                240
      264               264           264                264
      264               264           264                264
-----------------------------------------------------------------
      246               241           246                240


                           Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

                           These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations to yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.